VAN KAMPEN EQUITY AND INCOME FUND

Supplement dated January 6, 2009
to the
Class A Shares, Class B Shares and Class C Shares Prospectus
dated April 30, 2008,
as previously supplemented on December 1, 2008,
November 20, 2008 and September 26, 2008
and to the
Class I Shares and Class R Shares Prospectus
dated April 30, 2008,
as previously supplemented on December 1, 2008 and
September 26, 2008

The Prospectuses are hereby supplemented as follows:

The first three paragraphs of the section entitled “Investment Advisory Services — Portfolio management” are hereby deleted in their entirety and replaced with the following:

Portfolio management.  The Fund is managed by members of the Adviser’s Equity Income and Taxable Fixed Income teams. The Equity Income and Taxable Fixed Income teams consist of portfolio managers and analysts. Current members of the teams jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Thomas B. Bastian, Mary Jayne Maly and Sanjay Verma, each a Managing Director of the Adviser, and James O. Roeder, Mark J. Laskin and Sergio Marcheli, each an Executive Director of the Adviser.

Mr. Bastian has been associated with the Adviser in an investment management capacity since 2003 and began managing the Fund in 2003. Ms. Maly has been associated with the Adviser in an investment management capacity since 1992 and began managing the Fund in July 2008. Mr. Verma has been associated with the Adviser in an investment management capacity since April 2008 and began managing the Fund in December 2008. Prior to April 2008, Mr. Verma was the co-head of Rates Trading for Morgan Stanley from 2003 to 2008. Mr. Roeder has been associated with the Adviser in an investment management capacity since 1999 and began managing the Fund in 1999. Mr. Laskin has been associated with the Adviser in an investment management capacity since 2000 and began managing the Fund in January 2007. Mr. Marcheli has been associated with the Adviser in an investment management capacity since 2002 and began managing the Fund in 2003.

Mr. Bastian is the lead portfolio manager of the Fund. Messrs. Roeder, Laskin and Ms. Maly assist Mr. Bastian in the management of the equity holdings in the Fund. Mr. Verma is responsible for the management of the fixed income holdings in the Fund. Mr. Marcheli manages the cash position in the Fund, submits trades and aids in providing research. Mr. Bastian is responsible for the execution of the overall strategy of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

EQISPT1 1/09

VAN KAMPEN EQUITY AND INCOME FUND

Supplement dated January 6, 2009
to the
Statement of Additional Information
dated April 30, 2008,
as previously supplemented on December 1, 2008, November 26, 2008 and June 10, 2008

The Statement of Additional Information is hereby supplemented as follows:

1)     The first paragraph in the section entitled “Fund Management – Other Accounts Managed by the Portfolio Managers,” is hereby deleted in its entirety.

2)     The following is hereby added as the second paragraph in the section entitled “Fund Management – Other Accounts Managed by the Portfolio Managers.”

As of October 31, 2008, Mary Jane Maly managed 13 registered investment companies with a total of approximately $22.7 billion in assets; no pooled investment vehicles other than registered investment companies; and 11 other accounts with a total of approximately $2.3 billion in assets.

3)     The first line item in the first paragraph of the section entitled “Fund Management – Securities Ownership of Portfolio Managers,” is hereby deleted in its entirety.

4)     The following is hereby added as the second paragraph of the section entitled first line item in the first paragraph of the section entitled “Fund Management – Securities Ownership of Portfolio Managers:”

As of October 31, 2008, the dollar range of securities in the Fund beneficially owned by the portfolio manager shown below is:

Mary Jayne Maly - $50,001 – $100,000.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

EQISAI1 1/09